Exhibit 99.1

Microsoft Commences Private Exchange Offers and Activision Blizzard Commences Consent Solicitations

REDMOND, Wash. and SANTA MONICA, Calif. – October 16, 2023 – Microsoft Corporation (Nasdaq: MSFT) (“Microsoft”) and Activision Blizzard, Inc. (Nasdaq: ATVI) (“Activision Blizzard”) today announced that, in connection with the previously announced merger of Activision Blizzard with and into a wholly owned subsidiary of Microsoft (the “Merger”), with Activision Blizzard surviving the Merger as a wholly owned subsidiary of Microsoft, Microsoft has commenced offers to Eligible Holders (as defined herein) to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by Activision Blizzard as set forth in the table below (the “Existing Activision Blizzard Notes”) for (1) up to $3,650,000,000 aggregate principal amount of new notes issued by Microsoft (the “New Microsoft Notes”) and (2) cash.

The following table sets forth the Exchange Consideration and Total Exchange Consideration for each series of Existing Activision Blizzard Notes:

Title of Series	CUSIP Number	ISIN	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Total Exchange Consideration(2)
3.400% Senior Notes due 2026	00507VAK5	US00507VAK52	September 15, 2026	$850,000,000	$970 principal amount of New Microsoft 3.400% Notes due 2026	$1,000 principal amount of New Microsoft 3.400% Notes due 2026 and $1.00 in cash
3.400% Senior Notes due 2027	00507VAM1	US00507VAM19	June 15, 2027	$400,000,000	$970 principal amount of New Microsoft 3.400% Notes due 2027	$1,000 principal amount of New Microsoft 3.400% Notes due 2027 and $1.00 in cash
1.350% Senior Notes due 2030	00507VAP4	US00507VAP40	September 15, 2030	$500,000,000	$970 principal amount of New Microsoft 1.350% Notes due 2030	$1,000 principal amount of New Microsoft 1.350% Notes due 2030 and $1.00 in cash
4.500% Senior Notes due 2047	00507VAN9	US00507VAN91	June 15, 2047	$400,000,000	$970 principal amount of New Microsoft 4.500% Notes due 2047	$1,000 principal amount of New Microsoft 4.500% Notes due 2047 and $1.00 in cash
2.500% Senior Notes due 2050	00507VAQ2	US00507VAQ23	September 15, 2050	$1,500,000,000	$970 principal amount of New Microsoft 2.500% Notes due 2050	$1,000 principal amount of New Microsoft 2.500% Notes due 2050 and $1.00 in cash

(1)	For each $1,000 principal amount of Existing Activision Blizzard Notes validly tendered after the Early Tender Date (as defined herein) but at or before the Expiration Date (as defined herein), not validly withdrawn and accepted for exchange.
(2)	For each $1,000 principal amount of Existing Activision Blizzard Notes validly tendered at or before the Early Tender Date, not validly withdrawn and accepted for exchange.

Concurrently with the Exchange Offers being made by Microsoft, Activision Blizzard is, upon Microsoft’s request, soliciting consents from Eligible Holders (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the corresponding indentures governing the Existing Activision Blizzard Notes to eliminate certain of the covenants, restrictive provisions and events of default from such indentures (with respect to the corresponding indenture for such Existing Activision Blizzard Notes, the “Proposed Amendments”). Eligible Holders may deliver their consent to the Proposed Amendments only by tendering Existing Activision Blizzard Notes of the applicable series in the Exchange Offers and Consent Solicitations. Eligible Holders may not deliver a consent in a Consent Solicitation without tendering Existing Activision Blizzard Notes in the applicable Exchange Offer and Eligible Holders may not tender Existing Activision Blizzard Notes without also having been deemed to deliver a consent.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of October 16, 2023 (as it may be amended or supplemented, the “Offering Memorandum and Consent Solicitation Statement”). Microsoft, in its sole discretion, may terminate, withdraw, amend or extend any of the Exchange Offers, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement. Any such termination, withdrawal, amendment or extension by Microsoft will automatically terminate, withdraw, amend or extend the corresponding Consent Solicitation, as applicable.

In addition, each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although Microsoft may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Microsoft with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation.

Eligible Holders who validly tender (and do not validly withdraw) their Existing Activision Blizzard Notes at or before to 5:00 p.m., New York City time, on October 27, 2023, unless extended (the “Early Tender Date”), will be eligible to receive, on the applicable settlement date, the applicable Total Exchange Consideration as set forth in the table above for all such Existing Activision Blizzard Notes that are accepted. Eligible Holders who validly tender (and do not validly withdraw) their Existing Activision Blizzard Notes after the Early Tender Date but at or before 5:00 p.m., New York City time, on November 14, 2023, unless extended (the “Expiration Date”), will be eligible to receive, on the applicable settlement date, the applicable Exchange Consideration as set forth in the table above for all such Existing Activision Blizzard Notes that are accepted. The Early Settlement Date will be determined at Microsoft’s option and is currently expected to occur within six business days after the Early Tender Date. The Final Settlement Date will be promptly after the Expiration Date and is currently expected to occur within two business days after the Expiration Date.

The Exchange Offers and Consent Solicitations will only be made, and documents relating to the Exchange Offers and Consent Solicitations will only be distributed, to holders of Existing Activision Blizzard Notes who complete and return an eligibility letter confirming that they are persons (a) in the United States who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) that are outside the United States who are not “U.S. persons” as defined in Rule 902 under the Securities Act and who are eligible to participate in the Exchange Offer pursuant to the laws of the applicable jurisdiction, as set forth in the eligibility letter (“Eligible Holders”).

Eligible Holders of Existing Activision Blizzard Notes who are located in or a resident of Canada must also complete and return a Canadian supplemental eligibility letter to D.F. King & Co., Inc. (the “Information Agent” and the “Exchange Agent”) establishing its eligibility to participate in the Exchange Offers and providing supplemental information required for Canadian securities regulatory reporting purposes. Each holder of Existing Activision Blizzard Notes will, by participating in any Exchange Offer, be deemed to represent and warrant that it is not located in or a resident of any province or territory of Canada, and that it is not tendering any Existing Activision Blizzard Notes on behalf of a beneficial owner that is located in or a resident of Canada, unless either: (i) such holder has completed and returned a Canadian supplemental eligibility letter to the Information Agent, or (ii) such holder is an account manager outside Canada acting on behalf of a Canadian beneficial owner on a fully-discretionary basis, and no acts in furtherance of the exchange of such beneficial owner’s Existing Activision Blizzard Notes take place in Canada.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the Exchange Agent and Information Agent in connection with the Exchange Offers and Consent Solicitations, by sending an email to MSFT-ATVI@dfking.com or by calling (866) 227-7300 (U.S. toll-free) or (212) 269-5550 (banks and brokers). The eligibility letter is available electronically at: https://www.dfking.com/MSFT-ATVI.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. This press release should not be construed as an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any Microsoft securities or other securities by Activision Blizzard. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made to Eligible Holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Microsoft Notes have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act or any state or foreign securities laws. Therefore, the New Microsoft Notes may not be offered or sold in the United States or to any U.S. person absent registration, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. In connection with the Exchange Offers, Microsoft will enter into a registration rights agreement, pursuant to which Microsoft will be obligated to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement with respect to an offer to exchange each series of New Microsoft Notes for new notes within 450 days of the settlement date. In addition, Microsoft has agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Microsoft Notes under the Securities Act in certain circumstances.

About Microsoft

Microsoft enables digital transformation for the era of an intelligent cloud and an intelligent edge. Its mission is to empower every person and every organization on the planet to achieve more.

For More Information, Press Only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rapidresponse@we-worldwide.com

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://news.microsoft.com. Web links, telephone numbers and titles were correct at time of publication but may have changed. For additional assistance, journalists and analysts may contact Microsoft’s Rapid Response Team or other appropriate contacts listed at https://news.microsoft.com/microsoft-public-relations-contacts.

About Activision Blizzard

Activision Blizzard’s mission is to connect and engage the world through epic entertainment. Through communities rooted in Activision Blizzard’s video games, Activision Blizzard enables hundreds of millions of people to experience joy, thrill and achievement.

Cautionary Note Regarding Forward-looking Statements

This press release includes forward-looking statements within the meaning of federal securities laws. All statements, other than statements of historical fact, included in this press release are forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the Exchange Offers and Consent Solicitations. No assurances can be given that the forward-looking statements contained in this press release will occur as expected and actual results may differ materially from those included in this press release. Forward-looking statements are based on current expectations and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this press release. Important risks, uncertainties and other factors are described in the Offering Memorandum and Consent Solicitation Statement, Microsoft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, Activision Blizzard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Activision Blizzard’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, and Current Reports on Form 8-K and other filings Microsoft and Activision Blizzard make with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Microsoft nor Activision Blizzard undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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